EXHIBIT 99.1

The PNC Financial Services Group, Inc.

Lehman Brothers

2004 Financial Services Conference

New York, NY

September 14, 2004

Cautionary Statement Regarding Forward-Looking Information

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties.

The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the written materials we distributed at this conference and in the version of these slides posted on our corporate website at www.pnc.com, as well as those factors previously disclosed in our 2003 Form 10-K and other SEC reports (accessible on the SEC’s website at www.sec.gov and on our corporate website).

Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.

This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “For Investors.”

Key Messages

PNC is ....

A diversified financial services company with a strong foundation for growth

Positioned to accelerate growth

An attractive valuation opportunity

Banking Industry – Historical Perspective

Weak Demand and Falling Prices

Commercial & Industrial Loans Outstanding

$ trillions

$1.1 $1.0 $0.9 $0.8

2001 2002 2003 2004

Interest Rate Environment

3 month Libor

6.0% 4.0% 2.0% 0.0%

2001 2002 2003 2004

Source: Federal Reserve Board

Impact of Our Actions

Net Interest Income

$ billions

$4.0 $3.0 $2.0 $1.0 $0.0

2001 2002 2003 1H04 Annualized

Noninterest Income

$ billions

$4.0 $3.0 $2.0 $1.0 $0.0

2001 2002 2003 1H04 Annualized

Business Results are Gaining Momentum

Six Months Ended June 30

$ millions Earnings (Loss)

2004 2003 Growth

Return on Capital/Equity

PNC banking businesses $520 $449 16% 24%

BlackRock 103 74 39% 27%

PFPC 33 29 14% 25%

Total business segment earnings 656 552 19% 24%

Minority interest in income of BlackRock (30) (23)

Other 6 (83)

Total consolidated $632 $446 42% 18%

State Street Research Delivers Both Product Extension & Scale Benefits

- BlackRock will have $366 billion pro-forma assets under management
- Establishes scale in U.S. equities
  - $33 billion projected equity AUM
  - Products across styles/cap ranges
- Expands private client business
  - $26 billion projected open-end fund family
  - New products
  - Broader distribution
- Adds real estate equity management
  - $6 billion projected AUM
  - Institutional client base
- Creates alliance with MetLife
  - Serve MetLife existing clients
  - Develop new products

$366 Billion BlackRock Pro-forma AUM



Liquidity
$69 billion
19%
Equity
$33 billion
9%
Alternative Investments*
$15 billion
4%
Fixed Income
$249 billion
68%

* Includes real estate

PNC

Built a Conservative Credit Risk Profile

PNC Compares Favorably to Banks Rated One Level Higher

June 30, 2004

PNC A-/A2

S&P A

Moody’s A1

Nonperforming loans to loans 0.43% 0.63% 0.53%

Net charge-offs to average loans (YTD) 0.47% 0.35% 0.32%

Allowance for loan and lease losses to nonperforming loans 351% 237% 249%

Allowance for loan and lease losses to loans 1.52% 1.44% 1.31%

Source: SNL DataSource; PNC as reported S&P and Moody’s represents average of banks identified in Appendix

Positioned for Rising Interest Rates

A Fee Driven Bank…

Noninterest Income to Total Revenue

BK 73%

PNC 65%

FITB 49%

WB 47%

NCC 45%

WFC 43%

STI 41%

USB 41%

KEY 40%

BBT 40%

That’s Core Funded…

Loans to Deposits

BK 63%

WB 71%

PNC 78%

STI 97%

FITB 98%

BBT 101%

WFC 101%

USB 102%

NCC 116%

KEY 117%

With Flexibility

Weighted-Average Life of Securities Portfolio

PNC 2.8 Years

KEY 2.8

STI 3.9

FITB 5.1

WFC 5.7

WB 5.9

USB 6.2

BBT Not disclosed

BK Not disclosed

NCC Not disclosed

Information as of or for the three months ended 6/30/04

Source: SNL DataSource; PNC as reported

Weighted-average life as disclosed in company reports

Key Messages

PNC is ....

A diversified financial services company with a strong foundation for growth

Positioned to accelerate growth

An attractive valuation opportunity

Growing a Valuable Core Deposit Base

Focused on Increasing and Deepening Checking Relationships

Sources of Customer Acquisition

Checking Relationships Acquired

100% 50% 0%

2000 2004

24% 31%

Alternative Delivery Channels

Branches

Consistent Growth in Checking Customer Base

millions

2.0 1.5 1.0 0.5 0.0

2000 2001 2002 2003 6/30/04

12/31

Multi-service

Single-service

2004 reflects twelve months ended 6/30/04

Providing Lower Cost Funding

PNC’s High % of Noninterest-Bearing Funding

Noninterest-Bearing Deposits to Average Earning Assets

PNC

Industry

20% 18% 16% 14% 12% 10%

2001 2002 2003 2004

PNC’s Deposit Funding Advantage

Cost of Total Deposits

PNC

Industry

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

2001 2002 2003 2004

Industry source: SNL DataSource

Industry reflects average of 450 publicly traded banks as identified by SNL

Growing High Quality Home Equity Loan Portfolio

Average Home Equity Loans

$ billions

$12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

2001 2002 2003 2Q04

Home Equity Portfolio Credit Statistics

First lien positions 51%

Weighted average:

Loan to value 71%

FICO scores 717

Capturing the Small Business Opportunity

Loans

$ billions

$1.5 $1.0 $0.5 $0.0

‘01 ‘02 ‘03 ‘04

12/01 12/02 12/03 6/04

Loan Production

Outstandings—Average

Deposits

$ billions

$3.0 $2.0 $1.0 $0.0

2001 2002 2003 6/04

December Average Average

Noninterest-bearing DDA

Money market

Loan and deposit data excludes United National

Small Business Banking includes clients with less than $5 million in annual revenue

2004 loan production reflects six months ended 6/30/04 annualized

Commercial Loan Demand Beginning to Return

Wholesale Banking Loans

$ billions

$18.0 $17.0 $16.0 $15.0 $14.0

2002 2003 2004

Winning Clients with Value-Added Technology Products

Treasury Management Product Group

One of the largest bank treasury management providers

Rated #1 in quality by Phoenix- Hecht large corporate survey

Top ten provider of corporate purchasing cards

A/R Advantage—Building a Distinctive Expertise in Receivables Management

Over 1,500 accounts since 2001 inception

Annual B2B receivables revenue

$ millions

13% CAGR

$80 $60 $40 $20 $0

2001 2002 2003 6/30/04 Annualized

PNC Advisors – Significant Market Opportunity

PNC’s Wealth Market

Washington MSA would expand PNC Advisors’ wealth market by 27%

462,000 Wealth Households

Existing Footprint Opportunity

Washington MSA Opportunity

PNC Advisors Clients

PNC Clients

Referrals from Regional Community and Wholesale Banking up 5% year over year

Resultant sales up almost 200% year over year

Wealth household—$1 million or more in investable assets

Expanding Presence in Growing Markets

60% of PNC Branches Located between New York City and Washington, DC

Riggs Franchise

PNC Branch Locations

Source: SNL Financial

Riggs Integration Plan Progressing

Leverages PNC’s demonstrated integration capabilities

Delivered on United National systems integration and cost save promises

Sales results above United National’s run-rate and meeting expectations

Integration leader and teams engaged

Elevating Our Approach to Balance Sheet Management

GOAL

Consistently outperform benchmark returns while effectively managing risk

Strengthened treasury team

Leveraging BlackRock Solutions® capabilities

Opportunity

Capitalize on rising interest rate environment to enhance investment portfolio returns

Extend duration

Alter portfolio composition

Key Messages

PNC is

A diversified financial services company with a strong foundation for growth

Positioned to accelerate growth

An attractive valuation opportunity

PNC Valuation Opportunity

2004 First Call Estimated Earnings $ millions

Actual / Implied

Market Capitalization $ billions

2004 P/E

PNC $1,216 $15.0 12.3x

BlackRock $190 $4.8 25.1x

PNC excluding BlackRock * $1,081 $11.6 10.7x

KBW Bank Index Average 13.9x

First Call estimated earnings for PNC and BlackRock based on 2004 First Call consensus estimates as of 9/9/04

P/Es for PNC and BlackRock based on 9/9/04 closing prices and 2004 First Call consensus estimates

* Reflects PNC estimated earnings, market capitalization and P/E less 71% of BlackRock (PNC’s ownership)

Every day is an opportunity to do more.sm

Appendix

Cautionary Statement Regarding Forward-Looking Information

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, asset quality or other future financial or business performance, strategies or expectations, or the impact of legal, regulatory or supervisory matters on our business operations or performance, that are forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “believe,” “feel,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “position,” “target,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “objective,” “plan,” “aspiration,” “outcome,” “continue,” “remain,” “maintain,” “seek,” “strive,” “trend,” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Our forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

The factors that we have previously disclosed in our SEC reports (accessible on our corporate website at www.pnc.com and on the SEC’s website at www.sec.gov) and the following factors, among others, could cause actual results or future events to differ materially from those that we anticipated in our forward-looking statements or from our historical performance:

(1) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets (including as a result of actions of the Federal Reserve Board affecting interest rates, money supply or otherwise reflecting changes in monetary policy), which could affect: (a) credit quality and the extent of our credit losses; (b) the extent of funding of our unfunded loan commitments and letters of credit; (c) our allowances for loan and lease losses and unfunded loan commitments and letters of credit; (d) demand for our credit or fee-based products and services; (e) our net interest income; (f) the value of assets under management and assets serviced, of private equity investments, of other debt and equity investments, of loans held for sale, or of other on-balance sheet and off-balance sheet assets; or (g) the availability and terms of funding necessary to meet our liquidity needs;

(2) the impact on us of legal and regulatory developments (including the following: (a) the resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to tax law; and (e) changes in accounting policies and principles), with the impact of any such developments possibly affecting our ability to operate our businesses or our financial condition or results of operations or our reputation, which in turn could have an impact on such matters as business generation and retention, our ability to attract and retain management, liquidity and funding;

(3) the impact on us of changes in the nature or extent of our competition;

(4) the introduction, withdrawal, success and timing of our business initiatives and strategies;

(5) customer acceptance of our products and services, and our customers’ borrowing, repayment, investment and deposit practices;

(6) the impact on us of changes in the extent of customer or counterparty delinquencies, bankruptcies or defaults that could affect, among other things, credit and asset quality risk and our provision for credit losses;

(7) the ability to identify and effectively manage risks inherent in our business;

Cautionary Statement Regarding Forward-Looking Information (continued)

(8) how we choose to redeploy available capital, including the extent and timing of any share repurchases and acquisitions or other investments in our businesses;

(9) the impact, extent and timing of technological changes, the adequacy of intellectual property protection, and costs associated with obtaining rights in intellectual property claimed by others;

(10) the timing and pricing of any sales of loans or other financial assets held for sale;

(11) our ability to obtain desirable levels of insurance, and whether or not insurance coverage for claims by PNC is denied;

(12) the relative and absolute investment performance of assets under management; and

(13) the extent of terrorist activities and international hostilities, increases or continuations of which may adversely affect the economy and financial and capital markets generally or us specifically.

In addition, our forward-looking statements are also subject to risks and uncertainties related to our pending acquisition of Riggs National Corporation and the expected consequences of the integration of the remaining Riggs businesses at closing into PNC, including the following: (a) completion of the transaction is dependent on, among other things, receipt of stockholder and regulatory approvals, and we cannot at this point predict with precision when those approvals may be obtained or if they will be received at all; (b) successful completion of the transaction and our ability to realize the benefits that we anticipate from the acquisition also depend on the nature of any future developments with respect to Riggs’ regulatory issues, the ability to comply with the terms of all current or future regulatory requirements (including any related action plan) resulting from these issues, and the extent of future costs and expenses arising as a result of these issues, including the impact of increased litigation risk and any claims for indemnification or advancement of costs; (c) the transaction may be materially more expensive to complete than we anticipate as a result of unexpected factors or events; (d) the integration into PNC of the Riggs business and operations that we acquire, which will include conversion of Riggs’ different systems and procedures, may take longer than we anticipate, may be more costly than we anticipate, or may have unanticipated adverse results relating to Riggs’ or PNC’s existing businesses; (e) it may take longer that we expect to realize the anticipated cost savings of the acquisition, and those anticipated cost savings may not be achieved or may not be achieved in their entirety; and (f) the anticipated strategic and other benefits of the acquisition to us are dependent in part on the future performance of Riggs’ business, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to the performance of PNC’s and Riggs’ businesses (with respect to Riggs, see Riggs’ SEC reports, also accessible on the SEC’s website at www.sec.gov) or due to factors related to the acquisition of Riggs and the process of integrating Riggs’ business at closing into ours.

Other mergers, acquisitions, restructurings, divestitures, business alliances or similar transactions, including our recently completed acquisition of United National Bancorp and our pending acquisition of SSRM Holdings Inc., will also be subject to similar risks and uncertainties related to our ability to complete the transaction, in the case of pending and future transactions, and our ability to realize expected cost savings or revenue enhancements or to implement integration and strategic plans.

In addition, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance that involve BlackRock are discussed in more detail and additional factors are identified in BlackRock’s SEC reports, accessible on the SEC’s website or on BlackRock’s website at www.blackrock.com.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.

Additional Information About the Proposed Riggs National Corporation Acquisition

The PNC Financial Services Group, Inc. and Riggs National Corporation have filed a proxy statement/prospectus and will file other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Riggs will be available free of charge from www.riggsbank.com.

The directors, executive officers, and certain other members of management of Riggs may be soliciting proxies in favor of the merger from its shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to Riggs’s most recent annual meeting proxy statement, which is available at the web addresses provided in the preceding paragraph.

Peer Group of Super-Regional Banks

Appendix

Ticker

BB&T Corporation BBT

The Bank of New York Company, Inc. BK

Fifth Third Bancorp FITB

KeyCorp KEY

National City Corporation NCC

The PNC Financial Services Group, Inc. PNC

SunTrust Banks, Inc. STI

U.S. Bancorp USB

Wachovia Corporation WB

Wells Fargo & Company WFC

Rating Agency Peer Groups

Appendix

Standard & Poor’s

Ticker

BB&T Corporation BBT

Comerica Incorporated CMA

National City Corporation NCC

Regions Financial Corporation RF

Wachovia Corporation WB

S&P peer group includes regional banks with assets greater than $25 billion and a long-term issuer rating of A

Moody’s

Ticker

BB&T Corporation BBT

National City Corporation NCC

Regions Financial Corporation RF

Moody’s peer group includes regional banks with assets greater than $25 billion and a senior unsecured issuer rating of A1